Exhibit T3A-59

Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc.:

         "RESOLVED, that Ogden Martin Systems, Inc. merge, and it hereby does merge into itself said Ogden Martin Systems of Berks, Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc., and assumes all of their obligations; and

         FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

         FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Ogden Martin Systems of Berks, Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc. and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy

                                                                  Exhibit T3A-59

         recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger."

         FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Ogden Martin Systems, Inc. at any time prior to the date of filing the merger with the Secretary of State.

         IN WITNESS WHEREOF, said Ogden Martin Systems, Inc. has caused this Certificate to be signed by Jeffrey R. Horowitz, its Senior Vice President, and attested by Timothy J. Simpson, its Assistant Secretary, this 18th day of March, 1993.

                                                  OGDEN MARTIN SYSTEMS, INC.

                                                  By: /s/ Jeffrey R. Horowitz
                                                      -------------------------
                                                      Jeffrey R. Horowitz
                                                      Senior Vice President

ATTEST:

/s/ Timothy J. Simpson
------------------------
Timothy J. Simpson
Assistant Secretary

                                                                  Exhibit T3A-59

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is

                           OGDEN MARTIN SYSTEMS, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on         , 19

                                                     /s/ Jeffrey R. Horowitz
                                                     ---------------------------
                                                     Authorized Officer

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                       OGDEN MARTIN SYSTEMS OF L.A., INC.

                            (a Delaware corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.

                            (a Delaware corporation)

                  It is hereby certified that:

1. Ogden Martin Systems, Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of Ogden Martin Systems of L.A., Inc., which is also a business corporation of the State of Delaware.

3. On June 28, 1996, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Martin Systems of L.A., Inc. into the
Corporation:

                  RESOLVED that Ogden Martin Systems of L.A., Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of L.A., Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of L.A., Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Martin Systems of L.A., Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will

                                                                  Exhibit T3A-59

                  cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

Executed on August 6, 1996.

                                              By: /s/ Scott G. Mackin
                                                  ------------------------------
                                                  Its President
                                                  Scott G. Mackin

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

         OGDEN MARTIN SYSTEMS OF MORRIS, INC. (A NEW JERSEY CORPORATION)
         OGDEN MARTIN SYSTEMS OF HUDSON, INC. (A NEW JERSEY CORPORATION)
      OGDEN MARTIN SYSTEMS OF FORD HEIGHTS, INC. (AN ILLINOIS CORPORATION)
            OGDEN MARTIN SYSTEMS OF EASTERN/CENTRAL CONNECTICUT, INC.
                           (A CONNECTICUT CORPORATION)
         OGDEN MARTIN SYSTEMS OF DAKOTA, INC. (A MINNESOTA CORPORATION)
          OGDEN MARTIN SYSTEMS OF KNOX, INC. (A TENNESSEE CORPORATION)
     OGDEN MARTIN SYSTEMS OF RHODE ISLAND, INC. (A RHODE ISLAND CORPORATION) OGDEN MARTIN SYSTEMS OF NORTH CAROLINA, INC. (A NORTH CAROLINA CORPORATION)
         OGDEN MARTIN SYSTEMS OF OAKLAND, INC. (A MICHIGAN CORPORATION)
       OGDEN MARTIN SYSTEMS OF SAN DIEGO, INC. (A CALIFORNIA CORPORATION)
         GREY ACRE DEVELOPMENT CORPORATION (A MASSACHUSETTS CORPORATION)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

It is hereby certified that:

         1. Ogden Martin Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Morris, Inc., which is a business corporation of the State of New Jersey.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Hudson, Inc. which is a business corporation of the State of New Jersey.

                                                                  Exhibit T3A-59

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Ford Heights, Inc., which is a business corporation of the State of Illinois.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Eastern/Central Connecticut, Inc. which is a business corporation of the State of Connecticut.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Dakota, Inc. which is a business corporation of the State of Minnesota.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Knox, Inc. which is a business corporation of the State of Tennessee.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Rhode Island, Inc. which is a business corporation of the State of Rhode Island.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of North Carolina, Inc. which is a business corporation of the State of North Carolina.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Oakland, Inc. which is a business corporation of the State of Michigan.

                                                                  Exhibit T3A-59

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of San Diego, Inc. which is a business corporation of the State of California.

         The Corporation is the owner of all the outstanding shares of common stock of Grey Acre Development Corporation, which is a business corporation of the State of Massachusetts.

         3. The laws of the jurisdiction and organization of Ogden Martin Systems of Morris, Inc., Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

         4. The Corporation hereby merges Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden

                                                                  Exhibit T3A-59

Martin Systems of San Diego, Inc. and Grey Acre Development Corporation into the Corporation.

         5. The following is a copy of the resolutions adopted on October 8, 1996 by the Board of Directors of the Corporation to merge the said Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation into the
Corporation:

                  RESOLVED that Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc. and Ogden Martin Systems of San Diego, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin

                                                                  Exhibit T3A-59

                  Systems of San Diego, Inc. and Grey Acre Development Corporation be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation in its name.

                  RESOLVED that this Corporation assume all of the obligations of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, New Jersey, Illinois, Connecticut, Minnesota, Tennessee, Rhode Island, North Carolina, Michigan, California, Massachusetts and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc.,

                                                                  Exhibit T3A-59

                  Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation and of this Corporation and in any other appropriate jurisdiction.

Executed on September 26, 1996.

                                     OGDEN MARTIN SYSTEMS, INC.

                                     By: /s/ Jeffrey R. Horowitz
                                         ---------------------------------------
                                         Jeffrey R. Horowitz, its Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                  OGDEN MARTIN SYSTEMS OF SAN BERNARDINO, INC.

                           (a California corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.

                            (a Delaware corporation)

It is hereby certified that:

     1. Ogden Martin Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

     2. The Corporation is the owner of all the outstanding shares of Common stock of Ogden Martin Systems of San Bernardino, Inc., which is a business corporation of the State of California.

     3. The laws of the jurisdiction of organization of Ogden Martin Systems of San Bernardino, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

     4. The Corporation hereby merges Ogden Martin Systems of San Bernardino, Inc. into the Corporation.

     5. The following is a copy of the resolutions adopted on February 11, 2000 by the Board of Directors of the Corporation:

         RESOLVED that Ogden Martin Systems of San Bernardino, Inc. be merged into this Corporation, and that all the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of San Bernardino, Inc. be Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of San Bernardino, Inc. in its name.

         RESOLVED that this Corporation assumes all of the obligations of Ogden Martin Systems of San Bernardino, Inc.

State of Delaware
Secretary of State
Division of Corporations
Filed 09:00 AM 03/21/2000
001152646 - 2006444

                                                                  Exhibit T3A-59

                           RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of California, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of San Bernardino, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on February 29, 2000

                                              OGDEN MARTIN SYSTEMS, INC.

                                              By: /s/ Jeffrey R. Horowitz
                                                  ------------------------------
                                                  Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                                 OMSC ONE, INC.
                                 OMSC TWO, INC.
                                OMSC THREE, INC.
                                 OMSC FOUR, INC.
                          (each a Delaware Corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.
                            (a Delaware corporation)

It is hereby certified that:

1. Ogden Martin Systems, Inc., [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc., which are also business corporations of the State of Delaware.

3. On May 8, 2000, the Board of Directors of the Corporation adopted the following resolutions to merge OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. into the Corporation:

                  RESOLVED that OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Fours, be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc.

                                                                  Exhibit T3A-59

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

Executed on May 30, 2000

                                    OGDEN MARTIN SYSTEMS, INC.

                                    By: /s/ Jeffrey R. Horowitz
                                        -----------------------------------
                                        Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           OGDEN MARTIN SYSTEMS, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN MARTIN SYSTEMS, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA SYSTEMS, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th of March __, 2001.

                                    /s/ Patricia Collins
                                    ------------------------------------------
                                    Name: Patricia Collins
                                    Title: Asst. Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

         Ogden Martin Systems of Huntington Resource Recovery Two Corp.
        Ogden Martin Systems of Huntington Resource Recovery Three Corp.
         Ogden Martin Systems of Huntington Resource Recovery Four Corp.
         Ogden Martin Systems of Huntington Resource Recovery Five Corp. Ogden Martin Systems of Huntington Resource Recovery Six Corp.

                             (Delaware corporations)

                                      INTO

                              Covanta Systems, Inc.

                            (a Delaware corporation)

                  It is hereby certified that:

                  1. Covanta Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., which is also a business corporation of the State of Delaware.

                  3. On April 30, 2001, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., into the
Corporation:

                  RESOLVED that Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington

                                                                  Exhibit T3A-59

                  Resource Recovery Six Corp., be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware arid within any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

                                                                  Exhibit T3A-59

Executed on May 10, 2001            Covanta Systems, Inc.

                           By: /s/ Jeffrey R. Horowitz
                               -------------------------------------
                               Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                      OGDEN MARTIN SYSTEMS OF MERCER, INC.

                           (a New Jersey corporation)

                                      into

                              COVANTA SYSTEMS, INC.
                            (a Delaware corporation)

It is hereby certified that:

                  1. Covanta Systems, Inc. hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of the stock of Ogden Martin Systems of Mercer, Inc., which is a business corporation of the State of New Jersey.

                  3. The laws of the jurisdiction of organization of New Jersey permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

                  4. The Corporation hereby merges Ogden Martin Systems of Mercer, Inc. into the Corporation.

                  5. The following is a copy of the resolutions adopted by the Board of Directors of the Corporation to merge the said Ogden Martin Systems of Mercer, Inc. into the Corporation on April 30, 2001:

                  RESOLVED that Ogden Martin Systems of Mercer, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Ogden Martin Systems of Mercer, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Mercer, Inc. in its name.

                  RESOLVED that this Corporation assumes all of the obligations of Ogden Martin Systems of Mercer, Inc.

                                                                  Exhibit T3A-59

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of New Jersey, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of Mercer, Inc. and of this Corporation and in any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions shall be upon filing, and that, insofar as the General Corporation Law of the State of Delaware shall govern the same, said time shall be the effective merger time.

Executed on May 23, 2001

                             OVANTA SYSTEMS, INC.

                             By: /s/ Bruce W. Stone
                                 ---------------------------------
                                 Bruce W. Stone
                                 Executive Vice President

                                                                 Exhibit T3A-59.

                                    Delaware
                                                                          PAGE 1
                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA SYSTEMS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE ELEVENTH DAY OF APRIL, A.D. 1983, AT 12 O'CLOCK P.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF FEBRUARY, A.D. 1990, AT 10 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE NINETEENTH DAY OF APRIL, A.D. 1993, AT 4:30 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTH DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SIXTH DAY OF AUGUST, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF MARCH, A.D. 2000, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE FIFTH DAY OF JUNE, A. D.

                                /s/ Harriet Smith Windsor
                                ------------------------------------------------
                                Harriet Smith Windsor, Secretary of State

SEAL

2006444   8100H                                      AUTHENTICATION: 2951614
040135526                                                    DATE: 02-25-04

                                                                 Exhibit T3A-59.

                                    Delaware
                                                                          PAGE 2
                                 The First State

2000, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN MARTIN SYSTEMS, INC." TO "COVANTA SYSTEMS, INC.", FILED THE FOURTEENTH DAY OF MARCH, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SECOND DAY OF MAY, A.D. 2001, AT 9 O'CLOCK A.M.

         CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-NINTH DAY OF MAY, A.D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

SEAL

2006444   8100H                                 AUTHENTICATION: 2951614
040135526                                               DATE: 02-25-04

                                                                 Exhibit T3A-59.

                          CERTIFICATE OF INCORPORATION

                                       OF

                           OGDEN MARTIN SYSTEMS, INC.

                  1.       The name of the corporation is:

                           OGDEN MARTIN SYSTEMS, INC.

                  2. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                  3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Hundred Dollars ($100.00).

                  5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

                  6.       The name and mailing address of the incorporator is:

                                                L.M. Custis
                                                100 West Tenth Street
                                                Wilmington, Delaware 19801

                  I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stared are true, and accordingly have hereunto set my hand this 11th day of April, 1983.

                                                /s/ L.M. Custis
                                                --------------------------------
                                                L.M. Custis

                                                                 Exhibit T3A-59.

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                      OGDEN MARTIN SYSTEMS OF BERKS, INC.,
                     OGDEN MARTIN SYSTEMS OF MONMOUTH, INC.,
                    OGDEN MARTIN SYSTEMS OF OYSTER BAY, INC.,
                      OGDEN MARTIN SYSTEMS OF SHARYN, INC.,
                                       AND
                     OGDEN MARTIN SYSTEMS OF SNOHOMISH, INC.

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.

                                    * * * * *

         OGDEN MARTIN SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That this corporation was incorporated on the 11th day of April, 1983, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Martin Systems of Berks, Inc., a corporation incorporated on the 1st day of October, 1985, pursuant to the Business Corporation Law of the State of Pennsylvania;

         That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Martin Systems of Monmouth, Inc., a corporation incorporated on the 8th day of

                                                                 Exhibit T3A-59.

August, 1985, pursuant to the Business Corporation Act of the State of New
Jersey;

         That this Corporation owns all of the outstanding shares (of each class) of the stock of Ogden Martin Systems of Oyster Bay, Inc., a corporation incorporated on the 19th day of November, 1986, pursuant to the Business Corporation Law of the State of New York;

         That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Martin Systems of Sharyn, Inc., a corporation incorporated on the 11th day of July, 1989, pursuant to the General Corporation Law of the State of Delaware;

         That this corporation owns all of the outstanding shares (of each class) of the stock of Ogden Martin Systems of Snohomish, Inc., a corporation incorporated on the 19th day of December, 1986, pursuant to the Business Corporation Act of the State of Washington;

         THIRD: That this corporation, by the following resolutions of its Board of Directors, by the unanimous written consent of its members, filed with the minutes of the Board on the 16th day of March, 1993, determined to and did merge into itself said Ogden Martin Systems of Berks, Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay,

                                                                  Exhibit T3A-59

Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc.:

         "RESOLVED, that Ogden Martin Systems, Inc. merge, and it hereby does merge into itself said Ogden Martin Systems of Berks, Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc., and assumes all of their obligations; and

         FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and

         FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Ogden Martin Systems of Berks, Inc., Ogden Martin Systems of Monmouth, Inc., Ogden Martin Systems of Oyster Bay, Inc., Ogden Martin Systems of Sharyn, Inc., and Ogden Martin Systems of Snohomish, Inc. and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy

                                                                  Exhibit T3A-59

         recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger."

         FOURTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of Ogden Martin Systems, Inc. at any time prior to the date of filing the merger with the Secretary of State.

         IN WITNESS WHEREOF, said Ogden Martin Systems, Inc. has caused this Certificate to be signed by Jeffrey R. Horowitz, its Senior Vice President, and attested by Timothy J. Simpson, its Assistant Secretary, this 18th day of March, 1993.

                                                  OGDEN MARTIN SYSTEMS, INC.

                                                  By: /s/ Jeffrey R. Horowitz
                                                      -------------------------
                                                      Jeffrey R. Horowitz
                                                      Senior Vice President

ATTEST:

/s/ Timothy J. Simpson
------------------------
Timothy J. Simpson
Assistant Secretary

                                                                  Exhibit T3A-59

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is

                           OGDEN MARTIN SYSTEMS, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on         , 19

                                                     /s/ Jeffrey R. Horowitz
                                                     ---------------------------
                                                     Authorized Officer

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                       OGDEN MARTIN SYSTEMS OF L.A., INC.

                            (a Delaware corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.

                            (a Delaware corporation)

                  It is hereby certified that:

1. Ogden Martin Systems, Inc. [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of Ogden Martin Systems of L.A., Inc., which is also a business corporation of the State of Delaware.

3. On June 28, 1996, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Martin Systems of L.A., Inc. into the
Corporation:

                  RESOLVED that Ogden Martin Systems of L.A., Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of L.A., Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of L.A., Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Martin Systems of L.A., Inc.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will

                                                                  Exhibit T3A-59

                  cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

Executed on August 6, 1996.

                                              By: /s/ Scott G. Mackin
                                                  ------------------------------
                                                  Its President
                                                  Scott G. Mackin

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

         OGDEN MARTIN SYSTEMS OF MORRIS, INC. (A NEW JERSEY CORPORATION)
         OGDEN MARTIN SYSTEMS OF HUDSON, INC. (A NEW JERSEY CORPORATION)
      OGDEN MARTIN SYSTEMS OF FORD HEIGHTS, INC. (AN ILLINOIS CORPORATION)
            OGDEN MARTIN SYSTEMS OF EASTERN/CENTRAL CONNECTICUT, INC.
                           (A CONNECTICUT CORPORATION)
         OGDEN MARTIN SYSTEMS OF DAKOTA, INC. (A MINNESOTA CORPORATION)
          OGDEN MARTIN SYSTEMS OF KNOX, INC. (A TENNESSEE CORPORATION)
     OGDEN MARTIN SYSTEMS OF RHODE ISLAND, INC. (A RHODE ISLAND CORPORATION) OGDEN MARTIN SYSTEMS OF NORTH CAROLINA, INC. (A NORTH CAROLINA CORPORATION)
         OGDEN MARTIN SYSTEMS OF OAKLAND, INC. (A MICHIGAN CORPORATION)
       OGDEN MARTIN SYSTEMS OF SAN DIEGO, INC. (A CALIFORNIA CORPORATION)
         GREY ACRE DEVELOPMENT CORPORATION (A MASSACHUSETTS CORPORATION)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

It is hereby certified that:

         1. Ogden Martin Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

         2. The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Morris, Inc., which is a business corporation of the State of New Jersey.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Hudson, Inc. which is a business corporation of the State of New Jersey.

                                                                  Exhibit T3A-59

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Ford Heights, Inc., which is a business corporation of the State of Illinois.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Eastern/Central Connecticut, Inc. which is a business corporation of the State of Connecticut.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Dakota, Inc. which is a business corporation of the State of Minnesota.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Knox, Inc. which is a business corporation of the State of Tennessee.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Rhode Island, Inc. which is a business corporation of the State of Rhode Island.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of North Carolina, Inc. which is a business corporation of the State of North Carolina.

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of Oakland, Inc. which is a business corporation of the State of Michigan.

                                                                  Exhibit T3A-59

         The Corporation is the owner of all the outstanding shares of common stock of Ogden Martin Systems of San Diego, Inc. which is a business corporation of the State of California.

         The Corporation is the owner of all the outstanding shares of common stock of Grey Acre Development Corporation, which is a business corporation of the State of Massachusetts.

         3. The laws of the jurisdiction and organization of Ogden Martin Systems of Morris, Inc., Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

         4. The Corporation hereby merges Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden

                                                                  Exhibit T3A-59

Martin Systems of San Diego, Inc. and Grey Acre Development Corporation into the Corporation.

         5. The following is a copy of the resolutions adopted on October 8, 1996 by the Board of Directors of the Corporation to merge the said Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation into the
Corporation:

                  RESOLVED that Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc. and Ogden Martin Systems of San Diego, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin

                                                                  Exhibit T3A-59

                  Systems of San Diego, Inc. and Grey Acre Development Corporation be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation in its name.

                  RESOLVED that this Corporation assume all of the obligations of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc., Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, New Jersey, Illinois, Connecticut, Minnesota, Tennessee, Rhode Island, North Carolina, Michigan, California, Massachusetts and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of Morris, Inc. Ogden Martin Systems of Hudson, Inc., Ogden Martin Systems of Ford Heights, Inc., Ogden Martin Systems of Eastern/Central Connecticut, Inc., Ogden Martin Systems of Dakota, Inc.,

                                                                  Exhibit T3A-59

                  Ogden Martin Systems of Knox, Inc., Ogden Martin Systems of Rhode Island, Inc., Ogden Martin Systems of North Carolina, Inc., Ogden Martin Systems of Oakland, Inc., Ogden Martin Systems of San Diego, Inc. and Grey Acre Development Corporation and of this Corporation and in any other appropriate jurisdiction.

Executed on September 26, 1996.

                                     OGDEN MARTIN SYSTEMS, INC.

                                     By: /s/ Jeffrey R. Horowitz
                                         ---------------------------------------
                                         Jeffrey R. Horowitz, its Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                  OGDEN MARTIN SYSTEMS OF SAN BERNARDINO, INC.

                           (a California corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.

                            (a Delaware corporation)

It is hereby certified that:

     1. Ogden Martin Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

     2. The Corporation is the owner of all the outstanding shares of Common stock of Ogden Martin Systems of San Bernardino, Inc., which is a business corporation of the State of California.

     3. The laws of the jurisdiction of organization of Ogden Martin Systems of San Bernardino, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

     4. The Corporation hereby merges Ogden Martin Systems of San Bernardino, Inc. into the Corporation.

     5. The following is a copy of the resolutions adopted on February 11, 2000 by the Board of Directors of the Corporation:

         RESOLVED that Ogden Martin Systems of San Bernardino, Inc. be merged into this Corporation, and that all the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of San Bernardino, Inc. be Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of San Bernardino, Inc. in its name.

         RESOLVED that this Corporation assumes all of the obligations of Ogden Martin Systems of San Bernardino, Inc.

State of Delaware
Secretary of State
Division of Corporations
Filed 09:00 AM 03/21/2000
001152646 - 2006444

                                                                  Exhibit T3A-59

                           RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of California, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of San Bernardino, Inc. and of this Corporation and in any other appropriate jurisdiction.

Executed on February 29, 2000

                                              OGDEN MARTIN SYSTEMS, INC.

                                              By: /s/ Jeffrey R. Horowitz
                                                  ------------------------------
                                                  Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                                 OMSC ONE, INC.
                                 OMSC TWO, INC.
                                OMSC THREE, INC.
                                 OMSC FOUR, INC.
                          (each a Delaware Corporation)

                                      INTO

                           OGDEN MARTIN SYSTEMS, INC.
                            (a Delaware corporation)

It is hereby certified that:

1. Ogden Martin Systems, Inc., [hereinafter sometimes referred to as the "Corporation"] is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares [of each class] of the stock of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc., which are also business corporations of the State of Delaware.

3. On May 8, 2000, the Board of Directors of the Corporation adopted the following resolutions to merge OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. into the Corporation:

                  RESOLVED that OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Fours, be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of OMSC One, Inc., OMSC Two, Inc., OMSC Three, Inc. and OMSC Four, Inc.

                                                                  Exhibit T3A-59

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware and within any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

Executed on May 30, 2000

                                    OGDEN MARTIN SYSTEMS, INC.

                                    By: /s/ Jeffrey R. Horowitz
                                        -----------------------------------
                                        Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                           OGDEN MARTIN SYSTEMS, INC.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN MARTIN SYSTEMS, INC.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA SYSTEMS, INC.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th of March __, 2001.

                                    /s/ Patricia Collins
                                    ------------------------------------------
                                    Name: Patricia Collins
                                    Title: Asst. Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

         Ogden Martin Systems of Huntington Resource Recovery Two Corp.
        Ogden Martin Systems of Huntington Resource Recovery Three Corp.
         Ogden Martin Systems of Huntington Resource Recovery Four Corp.
         Ogden Martin Systems of Huntington Resource Recovery Five Corp. Ogden Martin Systems of Huntington Resource Recovery Six Corp.

                             (Delaware corporations)

                                      INTO

                              Covanta Systems, Inc.

                            (a Delaware corporation)

                  It is hereby certified that:

                  1. Covanta Systems, Inc., hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of each class of the stock of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., which is also a business corporation of the State of Delaware.

                  3. On April 30, 2001, the Board of Directors of the Corporation adopted the following resolutions to merge Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., into the
Corporation:

                  RESOLVED that Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington

                                                                  Exhibit T3A-59

                  Resource Recovery Six Corp., be merged into this Corporation, and that all of the estate, property, rights, privileges, powers and franchises of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp., be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp. in its name.

                  RESOLVED that this Corporation shall assume all of the obligations of Ogden Martin Systems of Huntington Resource Recovery Two Corp., Ogden Martin Systems of Huntington Resource Recovery Three Corp., Ogden Martin Systems of Huntington Resource Recovery Four Corp., Ogden Martin Systems of Huntington Resource Recovery Five Corp., Ogden Martin Systems of Huntington Resource Recovery Six Corp.

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the State of Delaware arid within any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions, and the time when the merger therein provided for, shall become effective shall be upon filing.

                                                                  Exhibit T3A-59

Executed on May 10, 2001            Covanta Systems, Inc.

                           By: /s/ Jeffrey R. Horowitz
                               -------------------------------------
                               Jeffrey R. Horowitz, Secretary

                                                                  Exhibit T3A-59

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                       OF

                      OGDEN MARTIN SYSTEMS OF MERCER, INC.

                           (a New Jersey corporation)

                                      into

                              COVANTA SYSTEMS, INC.
                            (a Delaware corporation)

It is hereby certified that:

                  1. Covanta Systems, Inc. hereinafter sometimes referred to as the "Corporation" is a business corporation of the State of Delaware.

                  2. The Corporation is the owner of all of the outstanding shares of the stock of Ogden Martin Systems of Mercer, Inc., which is a business corporation of the State of New Jersey.

                  3. The laws of the jurisdiction of organization of New Jersey permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

                  4. The Corporation hereby merges Ogden Martin Systems of Mercer, Inc. into the Corporation.

                  5. The following is a copy of the resolutions adopted by the Board of Directors of the Corporation to merge the said Ogden Martin Systems of Mercer, Inc. into the Corporation on April 30, 2001:

                  RESOLVED that Ogden Martin Systems of Mercer, Inc. be merged into this Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of Ogden Martin Systems of Mercer, Inc. be vested in and held and enjoyed by this Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Ogden Martin Systems of Mercer, Inc. in its name.

                  RESOLVED that this Corporation assumes all of the obligations of Ogden Martin Systems of Mercer, Inc.

                                                                  Exhibit T3A-59

                  RESOLVED that this Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of New Jersey, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of Ogden Martin Systems of Mercer, Inc. and of this Corporation and in any other appropriate jurisdiction.

                  RESOLVED that the effective time of the Certificate of Ownership and Merger setting forth a copy of these resolutions shall be upon filing, and that, insofar as the General Corporation Law of the State of Delaware shall govern the same, said time shall be the effective merger time.

Executed on May 23, 2001

                             OVANTA SYSTEMS, INC.

                             By: /s/ Bruce W. Stone
                                 ---------------------------------
                                 Bruce W. Stone
                                 Executive Vice President